May 5, 2015

Dreyfus BASIC Municipal Money Market Fund

Supplement to Summary Prospectus

and Statutory Prospectus

dated January 1, 2015

The Board of Directors for Dreyfus BASIC Municipal Money Market Fund (the “Fund”), a series of Dreyfus Municipal Funds, Inc., has approved the liquidation of the Fund effective on or about August 18, 2015 (the “Liquidation Date”).  Accordingly, effective on or about May 29, 2015 (the “Closing Date”), the Fund will be closed to any investments for new accounts, except that new accounts may be established for “sweep accounts” and by participants in group retirement plans (and their successor plans), if any, if the Fund is established as an investment option under the plans before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer no longer will be accepted after August 4, 2015.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer will be accepted after August 4, 2015.  Please note that checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege on or after the Liquidation Date will not be honored.

Effective May 29, 2015, the Fund’s transaction fees that are applicable to redemptions and exchanges of Fund shares held in accounts with balances below $50,000 will be waived on any redemption or exchange of Fund shares.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.